UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 21, 2012

CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 W. 115th Street, Suite 210, Leawood, KS		66211
(Address of Principal Executive Offices)		(Zip Code)
	(913) 981-1020
	(Registrant’s Telephone Number, Including Area Code)

	(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

CorEnergy Infrastructure Trust, Inc. (the “Company”) previously announced that on December 7, 2012, Pinedale Corridor, LP (“Pinedale LP”), a newly formed subsidiary of the Company, entered into a Purchase and Sale Agreement with Ultra Wyoming, Inc., an indirect wholly-owned subsidiary of Ultra Petroleum Corp. (“Ultra Petroleum”).   The Company also previously announced that on December 13, 2012 the parties to the Purchase and Sale Agreement entered into a First Amendment to Purchase and Sale Agreement (the “Purchase and Sale Agreement”).  The Purchase and Sale Agreement provides for Pinedale LP’s acquisition of a system of pipelines and central gathering facilities (the “LGS”) in the Pinedale Anticline in Wyoming (the “Acquisition”).  The Purchase and Sale Agreement provides that at the closing of the Acquisition, Pinedale LP will enter into a 15-year triple net lease with Ultra Wyoming LGS, LLC, an indirect wholly-owned subsidiary of Ultra Petroleum (“Ultra Wyoming”), relating to the use of the LGS (the “Lease”).

The Company also previously announced that on December 7, 2012, Pinedale LP and Pinedale GP, Inc., a newly formed subsidiary of the Company and the general partner of Pinedale LP (“Pinedale GP”), entered into a Subscription Agreement with Ross Avenue Investments, LLC, an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”), pursuant to which Prudential has agreed to fund (the “Co-Investment”) a portion of the Acquisition by investing $30 million in cash in Pinedale LP.

The Company also previously announced that on December 7, 2012, Pinedale LP entered into a $65 million secured Term Credit Agreement (the “Credit Facility”) with KeyBank National Association serving as a lender and the administrative agent on behalf of other participating lenders and that on December 14, 2012, the parties entered into an Amended and Restated Term Credit Agreement to increase the amount available to borrow thereunder to $70 million.

The Company also previously announced that on December 18, 2012 it completed a public offering of 13,000,000 shares of its common stock resulting in gross proceeds to the Company of $78 million (the “Offering”).

Item 1.01	Entry into a Material Definitive Agreement

Lease

On December 20, 2012, Pinedale LP entered into the Lease with Ultra Wyoming and all ancillary agreements thereto.  The Lease provides for Pinedale to receive fixed monthly rental payments of $1,666,667 (as adjusted annually for changes based on the consumer price index) and variable rent based on the volume of liquid hydrocarbons and water that flowed through the LGS in a prior month. The minimum and maximum annual rental payments under the Lease during the initial fifteen year term are $20 million (as adjusted annually for changes based on the consumer price index) and $27.5 million, respectively, subject to Pinedale LP not being in default under the Lease. The rent will be renegotiated for any extended term. The Lease provides that Ultra Wyoming will be responsible for, among other matters, maintaining the LGS in good operating condition, repairing the LGS in the event of any casualty loss (except upon the occurrence of an event damaging more than 50% of the LGS, in which case Ultra Wyoming may propose to repurchase the LGS at a mutually agreeable price rather than repair the LGS), paying property and similar taxes resulting from Pinedale LP’s ownership of the LGS, and causing the LGS to comply with all environmental and other regulatory laws, rules and regulations. The Lease grants Ultra Newco substantially all authority to operate, and imposes on them the responsibility for the operation of, the LGS. The Lease provides Pinedale LP no control over the operation, maintenance, management or legal compliance of the LGS.

The Lease imposes numerous obligations on Pinedale LP, including maintaining its status as a special purpose entity that only engages in the business of owning, financing and leasing the LGS, keeping confidential certain information provided to it by Ultra Wyoming, keeping the LGS free of certain liens, observing certain limitations on the transfer and ownership of beneficial interests in, and control of, Pinedale LP and maintaining the relationship between Pinedale LP and its lender.

The foregoing summary of the terms of the Lease are only a brief description of certain terms therein, do not purport to be a complete description of the rights and obligations of the parties thereunder, and are qualified in their entirety by the full Lease, a copy of which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Partnership Agreement

On December 20, 2012, Pinedale GP and Prudential entered into the First Amended and Restated Limited Partnership Agreement of Pinedale LP (the “Partnership Agreement”).  The Partnership Agreement provides Pinedale GP broad discretion to manage and make decisions relating to Pinedale LP, but also provides Prudential certain approval rights concerning the Lease and any financings undertaken by Pinedale LP.

The foregoing summary of the terms of the Partnership Agreement are only a brief description of certain terms therein, do not purport to be a complete description of the rights and obligations of the parties thereunder, and are qualified in their entirety by the full Partnership Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 20, 2012, Pinedale LP completed the Acquisition.  The information regarding the Acquisition set forth in the first paragraph of the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Amended Credit Facility set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events

On December 20, 2012, the Company issued a press release announcing the closing of the Acquisition.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	The required pro forma financial information is incorporated by reference herein from Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on December 10, 2012.

(d)	Exhibits

10.1	Lease Agreement dated December 20, 2012 by and between Pinedale Corridor, LP and Ultra Wyoming LGS, LLC

10.2	First Amended and Restated Limited Partnership Agreement of Pinedale Corridor, LP by and between Pinedale GP, Inc. and Ross Avenue Investments, LLC

99.1	Press Release dated December 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: December 21, 2012	/s/ David J. Schulte
David J. Schulte
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

10.1
Lease Agreement dated December 20, 2012 by and between Pinedale Corridor, LP and Ultra Wyoming LGS, LLC (incorporated by reference from Exhibit L to the Purchase and Sale Agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on December 10, 2012)

10.2	First Amended and Restated Limited Partnership Agreement of Pinedale Corridor, LP by and between Pinedale GP, Inc. and Ross Avenue Investments, LLC

99.1	Press Release dated December 20, 2012